EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                          Quarters Ended                   Six Months Ended
                                                             June 30,                          June 30,
                                                         ----------------    Percentage    -----------------    Percentage
                                                          2008      2007     Inc/(Dec)      2008       2007      Inc/(Dec)
                                                         ------    ------    ----------    -------    ------    ----------
Revenues
  Discount revenue                                       $3,991    $3,670         9%       $ 7,709    $7,025        10%
  Net card fees                                             576       500        15          1,143       984        16
  Travel commissions and fees                               573       491        17          1,067       928        15
  Other commissions and fees                                590       587         1          1,212     1,123         8
  Securitization income, net                                227       332       (32)           671       789       (15)
  Other                                                     573       426        35            929       813        14
                                                         ------    ------                  -------    ------
     Total                                                6,530     6,006         9         12,731    11,662         9
                                                         ------    ------                  -------    ------
Interest income
  Cardmember lending finance revenue                      1,521     1,514         -          3,146     2,882         9
  Other                                                     289       357       (19)           568       660       (14)
                                                         ------    ------                  -------    ------
     Total                                                1,810     1,871        (3)         3,714     3,542         5
                                                         ------    ------                  -------    ------
         Total revenues                                   8,340     7,877         6         16,445    15,204         8
                                                         ------    ------                  -------    ------
Interest expense
  Cardmember lending                                        364       431       (16)           781       816        (4)
  Charge card and other                                     492       508        (3)           994       966         3
                                                         ------    ------                  -------    ------
     Total                                                  856       939        (9)         1,775     1,782         -
                                                         ------    ------                  -------    ------
Revenues net of interest expense                          7,484     6,938         8         14,670    13,422         9
                                                         ------    ------                  -------    ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                               1,924     1,826         5          3,680     3,288        12
  Human resources                                         1,495     1,334        12          2,965     2,635        13
  Professional services                                     607       580         5          1,158     1,098         5
  Occupancy and equipment                                   412       352        17            787       680        16
  Communications                                            115       112         3            230       224         3
  Other, net                                                276       348       (21)           572       641       (11)
                                                         ------    ------                  -------    ------
     Total                                                4,829     4,552         6          9,392     8,566        10
                                                         ------    ------                  -------    ------
Provisions for losses and benefits
  Charge card                                               241       233         3            586       442        33
  Cardmember lending                                      1,537       638         #          2,346     1,212        94
  Other (including investment certificates)                 111       106         5            226       182        24
                                                         ------    ------                  -------    ------
     Total                                                1,889       977        93          3,158     1,836        72
                                                         ------    ------                  -------    ------
Pretax income from continuing operations                    766     1,409       (46)         2,120     3,020       (30)
Income tax provision                                        111       369       (70)           491       885       (45)
                                                         ------    ------                  -------    ------
Income from continuing operations                           655     1,040       (37)         1,629     2,135       (24)
(Loss) Income from discontinued operations, net of tax       (2)       17         #             15       (21)        #
                                                         ------    ------                  -------    ------
Net income                                               $  653    $1,057       (38)       $ 1,644    $2,114       (22)
                                                         ======    ======                  =======    ======

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS
(Billions)

                                                   June 30,     December 31,
                                                     2008           2007
                                                 ------------   ------------
Assets
  Cash and cash equivalents                          $ 20          $ 12
  Accounts receivable                                  43            42
  Investments                                          15            16
  Loans                                                48            53
  Other assets                                         11            10
  Assets of discontinued operations                     -            17
                                                     ----          ----
    Total assets                                     $137          $150
                                                     ====          ====
Liabilities and Shareholders' Equity
  Short-term debt                                    $ 18          $ 18
  Long-term debt                                       57            55
  Other liabilities                                    50            50
  Liabilities of discontinued operations                -            16
                                                     ----          ----
    Total liabilities                                 125           139
                                                     ----          ----
  Shareholders' equity                                 12            11
                                                     ----          ----
    Total liabilities and shareholders' equity       $137          $150
                                                     ====          ====

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                          Quarters Ended                 Six Months Ended
                                                              June 30,                        June 30,
                                                         ----------------   Percentage   -----------------   Percentage
                                                          2008      2007    Inc/(Dec)     2008      2007      Inc/(Dec)
                                                         ------    ------   ----------   -------   -------   ----------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                     $3,593    $3,560        1%      $ 7,315   $ 6,924         6%
  International Card Services                             1,256     1,049       20         2,451     2,028        21
  Global Commercial Services                              1,308     1,083       21         2,452     2,077        18
  Global Network & Merchant Services                      1,083       966       12         2,086     1,843        13
                                                         ------    ------                -------   -------
                                                          7,240     6,658        9        14,304    12,872        11
  Corporate & Other,
    including adjustments and eliminations                  244       280      (13)          366       550       (33)
                                                         ------    ------                -------   -------
CONSOLIDATED REVENUES NET OF INTEREST EXPENSE            $7,484    $6,938        8       $14,670   $13,422         9
                                                         ======    ======                =======   =======
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                     $  (63)   $  827        #       $   728   $ 1,858       (61)
  International Card Services                                73        92      (21)          190       188         1
  Global Commercial Services                                326       218       50           544       413        32
  Global Network & Merchant Services                        455       418        9           790       792         -
                                                         ------    ------                -------   -------
                                                            791     1,555      (49)        2,252     3,251       (31)
  Corporate & Other                                         (25)     (146)     (83)         (132)     (231)      (43)
                                                         ------    ------                -------   -------
PRETAX INCOME FROM CONTINUING OPERATIONS                 $  766    $1,409      (46)      $ 2,120   $ 3,020       (30)
                                                         ======    ======                =======   =======
NET INCOME (LOSS)
  U.S. Card Services                                     $   21    $  580      (96)      $   544   $ 1,224       (56)
  International Card Services                               115       117       (2)          248       219        13
  Global Commercial Services                                227       162       40           378       291        30
  Global Network & Merchant Services                        299       266       12           522       502         4
                                                         ------    ------                -------   -------
                                                            662     1,125      (41)        1,692     2,236       (24)
  Corporate & Other                                          (7)      (85)     (92)          (63)     (101)      (38)
                                                         ------    ------                -------   -------
  Income from continuing operations                         655     1,040      (37)        1,629     2,135       (24)
  (Loss) Income from discontinued operations, net of tax     (2)       17        #            15       (21)        #
                                                         ------    ------                -------   -------
NET INCOME                                               $  653    $1,057      (38)      $ 1,644   $ 2,114       (22)
                                                         ======    ======                =======   =======

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                          Quarters Ended                   Six Months Ended
                                                             June 30,                          June 30,
                                                         ----------------    Percentage    ----------------     Percentage
                                                          2008      2007     Inc/(Dec)      2008      2007       Inc/(Dec)
                                                         ------    ------    ----------    ------    ------     ----------
EARNINGS PER COMMON SHARE
BASIC
      Income from continuing operations                  $ 0.57    $ 0.88       (35)%      $ 1.41    $ 1.80       (22)%
      Income (Loss) from discontinued operations              -      0.02         #          0.02     (0.01)        #
                                                         ------    ------                  ------    ------
      Net income                                         $ 0.57    $ 0.90       (37)%      $ 1.43    $ 1.79       (20)%
                                                         ======    ======                  ======    ======
      Average common shares outstanding (millions)        1,154     1,179        (2)%       1,153     1,183        (3)%
                                                         ======    ======                  ======    ======
DILUTED
      Income from continuing operations                  $ 0.56    $ 0.86       (35)%      $ 1.40    $ 1.77       (21)%
      Income (Loss) from discontinued operations              -      0.02         #          0.01     (0.02)        #
                                                         ------    ------                  ------    ------
      Net income                                         $ 0.56    $ 0.88       (36)%      $ 1.41    $ 1.75       (19)%
                                                         ======    ======                  ======    ======
      Average common shares outstanding (millions)        1,163     1,203        (3)%       1,163     1,207        (4)%
                                                         ======    ======                  ======    ======
Cash dividends declared per common share                 $ 0.18    $ 0.15        20%       $ 0.36    $ 0.30        20%
                                                         ======    ======                  ======    ======

                       SELECTED STATISTICAL INFORMATION

                                                          Quarters Ended                Six Months Ended
                                                             June 30,                       June 30,
                                                         ---------------   Percentage   ----------------   Percentage
                                                          2008     2007     Inc/(Dec)    2008      2007     Inc/(Dec)
                                                         ------   ------   ----------   ------    ------   ----------
Return on average equity (A)                               31.1%    37.5%                 31.1%     37.5%
Return on average tangible equity (A)                      37.7%    44.0%                 37.7%     44.0%
Common shares outstanding (millions)                      1,159    1,182      (2)%       1,159     1,182       (2)%
Book value per common share                              $10.58   $ 9.00      18%       $10.58    $ 9.00       18%
Shareholders' equity (billions)                          $ 12.3   $ 10.6      16%       $ 12.3    $ 10.6       16%

#    - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP. Return on average tangible equity excludes goodwill and other intangibles. The Company believes average tangible shareholders' equity is a more meaningful measure because it reflects the tangible equity deployed in the Company. Refer to page 37 for a reconciliation of shareholders' equity to tangible shareholders' equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                      Quarters Ended
                                                          June 30,
                                                     -----------------    Percentage
                                                      2008       2007      Inc/(Dec)
                                                     ------     ------    ----------
Card billed business (A):
  United States                                      $123.5     $115.7         7%
  Outside the United States                            57.4       45.4        26
                                                     ------     ------
      Total                                          $180.9     $161.1        12
                                                     ======     ======
Total cards-in-force (millions) (B):
  United States                                        53.5       50.5         6%
  Outside the United States                            36.6       31.7        15
                                                     ------     ------
      Total                                            90.1       82.2        10
                                                     ======     ======
Basic cards-in-force (millions) (B):
  United States                                        41.9       39.2         7%
  Outside the United States                            31.6       27.0        17
                                                     ------     ------
      Total                                            73.5       66.2        11
                                                     ======     ======
Average discount rate (C)                              2.56%      2.57%
Average basic cardmember spending (dollars) (D)      $3,199     $3,049         5%
Average fee per card (dollars) (D)                   $   34     $   31        10%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, divided by average worldwide proprietary cards-in-force. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The adjusted average fee per card was $39 for the quarter ended June 30, 2008, and $36 for the quarter ended June 30, 2007, and the amount of amortization excluded for these periods was $82 million for the quarter ended June 30, 2008, and $71 million for the quarter ended June 30, 2007. The Company presents adjusted average fee per card because management believes that this metric presents a better picture of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                      Quarters Ended
                                                          June 30,
                                                     -----------------    Percentage
                                                      2008       2007      Inc/(Dec)
                                                     -------    ------    ----------
Worldwide cardmember receivables:
  Total receivables                                  $  39.9    $ 38.4        4%
  90 days past due as a % of total                       3.0%      2.7%
  Loss reserves (millions):
    Beginning balance                                $ 1,221    $  979       25%
      Provision                                          241       233        3
      Net write offs                                    (293)     (217)      35
      Other                                              (23)      (14)      64
                                                     -------    ------
    Ending balance                                   $ 1,146    $  981       17
                                                     =======    ======
    % of receivables                                     2.9%      2.6%
    % of 90 days past due                                 97%       95%
  Net loss ratio as a % of charge volume                0.29%     0.24%

Worldwide cardmember lending - owned basis (A):
  Total loans                                        $  49.7    $ 48.3        3%
  30 days past due loans as a % of total                 3.9%      2.8%
  Loss reserves (millions):
    Beginning balance                                $ 1,919    $1,271       51%
      Provision                                        1,506       606        #
      Net write offs                                    (827)     (473)      75
      Other                                               (4)       13        #
                                                     -------    ------
    Ending balance                                   $ 2,594    $1,417       83
                                                     =======    ======
    % of loans                                           5.2%      2.9%
    % of past due                                        135%      106%
  Average loans                                      $  49.7    $ 45.6        9%
  Net write-off rate                                     6.7%      4.1%
  Net finance revenue(B)/average loans                   9.4%      9.5%

Worldwide cardmember lending - managed basis (C):
  Total loans                                        $  76.6    $ 68.6       12%
  30 days past due loans as a % of total                 3.6%      2.6%
  Loss reserves (millions):
    Beginning balance                                $ 2,811    $1,787       57%
      Provision                                        2,368       780        #
      Net write offs                                  (1,191)     (662)      80
      Other                                               (4)       12        #
                                                     -------    ------
    Ending balance                                   $ 3,984    $1,917        #
                                                     =======    ======
    % of loans                                           5.2%      2.8%
    % of past due                                        144%      106%
  Average loans                                      $  75.9    $ 65.9       15%
  Net write-off rate                                     6.3%      4.0%
  Net finance revenue(B)/average loans                   9.5%      9.3%

# - Denotes a variance of more than 100%.

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
    (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                 Quarters Ended
                                                           --------------------------------------------------------------
                                                           June 30,   March 31,   December 31,   September 30,   June 30,
                                                             2008        2008         2007          2007           2007
                                                           --------   ---------   ------------   -------------   --------
Revenues
  Discount revenue                                          $3,991      $3,718       $3,912         $3,659        $3,670
  Net card fees                                                576         567          544            522           500
  Travel commissions and fees                                  573         494          514            484           491
  Other commissions and fees                                   590         622          650            644           587
  Securitization income, net                                   227         444          326            392           332
  Other                                                        573         356          470            362           426
                                                            ------      ------       ------         ------        ------
     Total                                                   6,530       6,201        6,416          6,063         6,006
                                                            ------      ------       ------         ------        ------
Interest income
  Cardmember lending finance revenue                         1,521       1,625        1,682          1,581         1,514
  Other                                                        289         279          302            309           357
                                                            ------      ------       ------         ------        ------
     Total                                                   1,810       1,904        1,984          1,890         1,871
                                                            ------      ------       ------         ------        ------
         Total revenues                                      8,340       8,105        8,400          7,953         7,877
                                                            ------      ------       ------         ------        ------
Interest expense
  Cardmember lending                                           364         417          474            444           431
  Charge card and other                                        492         502          562            564           508
                                                            ------      ------       ------         ------        ------
     Total                                                     856         919        1,036          1,008           939
                                                            ------      ------       ------         ------        ------
Revenues net of interest expense                             7,484       7,186        7,364          6,945         6,938
                                                            ------      ------       ------         ------        ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                                  1,924       1,756        2,719          1,810         1,826
  Human resources                                            1,495       1,470        1,437          1,366         1,334
  Professional services                                        607         551          646            539           580
  Occupancy and equipment                                      412         375          382            374           352
  Communications                                               115         115          119            118           112
  Other, net                                                   276         296         (591)           339           348
                                                            ------      ------       ------         ------        ------
     Total                                                   4,829       4,563        4,712          4,546         4,552
                                                            ------      ------       ------         ------        ------
Provisions for losses and benefits
  Charge card                                                  241         345          419            279           233
  Cardmember lending                                         1,537         809          970            579           638
  Other (including investment certificates)                    111         115          134            124           106
                                                            ------      ------       ------         ------        ------
     Total                                                   1,889       1,269        1,523            982           977
                                                            ------      ------       ------         ------        ------
Pretax income from continuing operations                       766       1,354        1,129          1,417         1,409
Income tax provision                                           111         380          290            343           369
                                                            ------      ------       ------         ------        ------
Income from continuing operations                              655         974          839          1,074         1,040
(Loss) Income from discontinued operations, net of tax          (2)         17           (8)            (7)           17
                                                            ------      ------       ------         ------        ------
Net income                                                  $  653      $  991       $  831         $1,067        $1,057
                                                            ======      ======       ======         ======        ======

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                 Quarters Ended
                                                           --------------------------------------------------------------
                                                           June 30,   March 31,   December 31,   September 30,   June 30,
                                                             2008        2008         2007           2007          2007
                                                           --------   ---------   ------------   -------------   --------
REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                        $3,593      $3,722       $3,709         $3,589        $3,560
  International Card Services                                1,256       1,195        1,189          1,114         1,049
  Global Commercial Services                                 1,308       1,144        1,128          1,064         1,083
  Global Network & Merchant Services                         1,083       1,003        1,041            980           966
                                                            ------      ------       ------         ------        ------
                                                             7,240       7,064        7,067          6,747         6,658
  Corporate & Other,
    including adjustments and eliminations                     244         122          297            198           280
                                                            ------      ------       ------         ------        ------

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE               $7,484      $7,186       $7,364         $6,945        $6,938
                                                            ======      ======       ======         ======        ======
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                        $  (63)     $  791       $  (40)        $  912        $  827
  International Card Services                                   73         117         (181)           110            92
  Global Commercial Services                                   326         218          144            187           218
  Global Network & Merchant Services                           455         335          379            389           418
                                                            ------      ------       ------         ------        ------
                                                               791       1,461          302          1,598         1,555

  Corporate & Other                                            (25)       (107)         827           (181)         (146)
                                                            ------      ------       ------         ------        ------

PRETAX INCOME FROM CONTINUING OPERATIONS                    $  766      $1,354       $1,129         $1,417        $1,409
                                                            ======      ======       ======         ======        ======
NET INCOME (LOSS)
  U.S. Card Services                                        $   21      $  523       $    7         $  592        $  580
  International Card Services                                  115         133          (68)           140           117
  Global Commercial Services                                   227         151          110            135           162
  Global Network & Merchant Services                           299         223          254            266           266
                                                            ------      ------       ------         ------        ------
                                                               662       1,030          303          1,133         1,125

  Corporate & Other                                             (7)        (56)         536            (59)          (85)
                                                            ------      ------       ------         ------        ------
  Income from continuing operations                            655         974          839          1,074         1,040
  (Loss) Income from discontinued operations, net of tax        (2)         17           (8)            (7)           17
                                                            ------      ------       ------         ------        ------
NET INCOME                                                  $  653      $  991       $  831         $1,067        $1,057
                                                            ======      ======       ======         ======        ======

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                           Quarters Ended
                                                       -----------------------------------------------------------
                                                       June 30,   March 31,  December 31,  September 30,  June 30,
                                                         2008        2008        2007          2007         2007
                                                       --------   ---------  ------------  -------------  --------
EARNINGS PER COMMON SHARE
BASIC
   Income from continuing operations                    $ 0.57      $ 0.84      $ 0.72        $ 0.92       $ 0.88
   Income (Loss) from discontinued operations                -        0.02           -         (0.01)        0.02
                                                        ------      ------      ------        ------       ------
   Net income                                           $ 0.57      $ 0.86      $ 0.72        $ 0.91       $ 0.90
                                                        ======      ======      ======        ======       ======

   Average common shares outstanding (millions)          1,154       1,153       1,157         1,170        1,179
                                                        ======      ======      ======        ======       ======
DILUTED
   Income from continuing operations                    $ 0.56      $ 0.84      $ 0.71        $ 0.90       $ 0.86
   Income (Loss) from discontinued operations                -        0.01           -             -         0.02
                                                        ------      ------      ------        ------       ------
   Net income                                           $ 0.56      $ 0.85      $ 0.71        $ 0.90       $ 0.88
                                                        ======      ======      ======        ======       ======
   Average common shares outstanding (millions)          1,163       1,163       1,178         1,192        1,203
                                                        ======      ======      ======        ======       ======
Cash dividends declared per common share                $ 0.18      $ 0.18      $ 0.18        $ 0.15       $ 0.15
                                                        ======      ======      ======        ======       ======

                        SELECTED STATISTICAL INFORMATION

                                                                             Quarters Ended
                                                       -----------------------------------------------------------
                                                       June 30,   March 31,  December 31,  September 30,  June 30,
                                                         2008        2008        2007          2007         2007
                                                       --------   ---------  ------------  -------------  --------
Return on average equity (A)                             31.1%       35.9%       37.3%         38.2%         37.5%
Return on average tangible equity (A)                    37.7%       42.7%       44.0%         44.9%         44.0%
Common shares outstanding (millions)                     1,159       1,158       1,158         1,169         1,182
Book value per common share                            $ 10.58     $  9.94     $  9.53       $  9.32      $   9.00
Shareholders' equity (billions)                        $  12.3     $  11.5     $  11.0       $  10.9      $   10.6

(A) Computed on a trailing 12-month basis using net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP. Return on average tangible equity excludes goodwill and other intangibles. The Company believes average tangible shareholders' equity is a more meaningful measure because it reflects the tangible equity deployed in the Company. Refer to page 37 for a reconciliation of shareholders' equity to tangible shareholders' equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                           Quarters Ended
                                                    --------------------------------------------------------------
                                                    June 30,   March 31,   December 31,   September 30,   June 30,
                                                      2008       2008         2007           2007          2007
                                                    --------   ---------   ------------   -------------   --------
Card billed business (A):
  United States                                      $123.5     $114.6       $123.0          $115.2       $115.7
  Outside the United States                            57.4       51.8         54.5            47.3         45.4
                                                     ------     ------       ------          ------       ------
      Total                                          $180.9     $166.4       $177.5          $162.5       $161.1
                                                     ======     ======       ======          ======       ======
Total cards-in-force (millions) (B):
  United States                                        53.5       52.9         52.3            51.7         50.5
  Outside the United States                            36.6       35.1         34.1            33.0         31.7
                                                     ------     ------       ------          ------       ------
      Total                                            90.1       88.0         86.4            84.7         82.2
                                                     ======     ======       ======          ======       ======
Basic cards-in-force (millions) (B):
  United States                                        41.9       41.4         40.9            40.1         39.2
  Outside the United States                            31.6       30.2         29.2            28.3         27.0
                                                     ------     ------       ------          ------       ------
      Total                                            73.5       71.6         70.1            68.4         66.2
                                                     ======     ======       ======          ======       ======
Average discount rate (C)                              2.56%      2.57%        2.54%           2.57%        2.57%
Average basic cardmember spending (dollars) (D)      $3,199     $2,984       $3,228          $3,006       $3,049
Average fee per card (dollars) (D)                   $   34     $   34       $   33          $   32       $   31

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, divided by average worldwide proprietary cards-in-force. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The adjusted average fee per card was $39 for the quarters ended June 30, 2008 and March 31, 2008, $37 for the quarter ended December 31, 2007, and $36 for the quarters ended September 30, 2007 and June 30, 2007. The amount of amortization excluded for these periods was $82 million for the quarter ended June 30, 2008, $77 million for the quarter ended March 31, 2008, $74 million for the quarter ended December 31, 2007, and $71 million for the quarters ended September 30, 2007 and June 30, 2007. The Company presents adjusted average fee per card because management believes that this metric presents a better picture of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                              Quarters Ended
                                                      --------------------------------------------------------------
                                                      June 30,   March 31,   December 31,   September 30,   June 30,
                                                        2008       2008         2007            2007          2007
                                                      --------   ---------   ------------   -------------   --------
Worldwide cardmember receivables:
  Total receivables                                   $  39.9    $  39.0        $ 40.1         $ 38.5       $ 38.4
  90 days past due as a % of total                        3.0%       3.3%          3.0%           2.8%         2.7%
  Loss reserves (millions):
    Beginning balance                                 $ 1,221    $ 1,149        $  998         $  981       $  979
      Provision                                           241        345           419            279          233
      Net write offs                                     (293)      (257)         (249)          (247)        (217)
      Other                                               (23)       (16)          (19)           (15)         (14)
                                                      -------    -------        ------         ------       ------
    Ending balance                                    $ 1,146    $ 1,221        $1,149         $  998       $  981
                                                      =======    =======        ======         ======       ======
    % of receivables                                      2.9%       3.1%          2.9%           2.6%         2.6%
    % of 90 days past due                                  97%        96%           95%            91%          95%
  Net loss ratio as a % of charge volume                 0.29%      0.25%         0.25%          0.26%        0.24%

Worldwide cardmember lending - owned basis (A):
  Total loans                                         $  49.7    $  49.6        $ 54.5         $ 50.5       $ 48.3
  30 days past due loans as a % of total                  3.9%       3.8%          3.4%           3.0%         2.8%
  Loss reserves (millions):
    Beginning balance                                 $ 1,919    $ 1,831        $1,469         $1,417       $1,271
      Provision                                         1,506        776           924            543          606
      Net write offs                                     (827)      (693)         (579)          (499)        (473)
      Other                                                (4)         5            17              8           13
                                                      -------    -------        ------         ------       ------
    Ending balance                                    $ 2,594    $ 1,919        $1,831         $1,469       $1,417
                                                      =======    =======        ======         ======       ======
    % of loans                                            5.2%       3.9%          3.4%           2.9%         2.9%
    % of past due                                         135%       101%          100%            97%         106%
  Average loans                                       $  49.7    $  50.8        $ 51.7         $ 48.8       $ 45.6
  Net write-off rate                                      6.7%       5.5%          4.5%           4.1%         4.1%
  Net finance revenue(B)/average loans                    9.4%       9.6%          9.3%           9.3%         9.5%

Worldwide cardmember lending - managed basis (C):
  Total loans                                         $  76.6    $  75.2        $ 77.2         $ 72.0       $ 68.6
  30 days past due loans as a % of total                  3.6%       3.6%          3.2%           2.8%         2.6%
  Loss reserves (millions):
    Beginning balance                                 $ 2,811    $ 2,581        $1,991         $1,917       $1,787
      Provision                                         2,368      1,231         1,387            762          780
      Net write offs                                   (1,191)    (1,007)         (813)          (696)        (662)
      Other                                                (4)         6            16              8           12
                                                      -------    -------        ------         ------       ------
    Ending balance                                    $ 3,984    $ 2,811        $2,581         $1,991       $1,917
                                                      =======    =======        ======         ======       ======
    % of loans                                            5.2%       3.7%          3.3%           2.8%         2.8%
    % of past due                                         144%       105%          106%            97%         106%
  Average loans                                       $  75.9    $  75.8        $ 74.1         $ 70.1       $ 65.9
  Net write-off rate                                      6.3%       5.3%          4.4%           4.0%         4.0%
  Net finance revenue(B)/average loans                    9.5%      10.0%          9.4%           9.4%         9.3%

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                    Quarters Ended
                                                       June 30,
                                                    ---------------    Percentage
                                                     2008     2007      Inc/(Dec)
                                                    ------   ------    ----------
Revenues
  Discount revenue, net card fees and other         $2,743   $2,642         4%
  Cardmember lending finance revenue                 1,086    1,179        (8)
  Securitization income, net                           227      332       (32)
                                                    ------   ------
        Total revenues                               4,056    4,153        (2)
                                                    ------   ------
  Interest expense
    Cardmember lending                                 305      363       (16)
    Charge card and other                              158      230       (31)
                                                    ------   ------
Revenues net of interest expense                     3,593    3,560         1
                                                    ------   ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                          1,240    1,266        (2)
  Human resources and other operating expenses         900      827         9
                                                    ------   ------
        Total                                        2,140    2,093         2
                                                    ------   ------
Provisions for losses                                1,516      640         #
                                                    ------   ------
Pretax segment (loss) income                           (63)     827         #
Income tax (benefit) provision                         (84)     247         #
                                                    ------   ------
Segment income                                      $   21   $  580       (96)
                                                    ======   ======

# - Denotes a variance of more than 100%.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                           Quarters Ended
                                                              June 30,
                                                           ---------------   Percentage
                                                            2008     2007     Inc/(Dec)
                                                           ------   ------   ----------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
       Reported for the period (GAAP)                      $2,743   $2,642       4%
       Securitization adjustments                              95       80      19
                                                           ------   ------
       Managed discount revenue, net card fees and other   $2,838   $2,722       4
                                                           ------   ------
  Cardmember lending finance revenue:
       Reported for the period (GAAP)                      $1,086   $1,179      (8)
       Securitization adjustments                             824      724      14
                                                           ------   ------
       Managed cardmember lending finance revenue          $1,910   $1,903       -
                                                           ------   ------
  Securitization income, net:
       Reported for the period (GAAP)                      $  227   $  332     (32)
       Securitization adjustments                            (227)    (332)    (32)
                                                           ------   ------
       Managed securitization income, net                  $    -   $    -       -
                                                           ------   ------
  Cardmember lending interest expense:
       Reported for the period (GAAP)                      $  305   $  363     (16)
       Securitization adjustments                             184      274     (33)
                                                           ------   ------
       Managed cardmember lending interest expense         $  489   $  637     (23)
                                                           ------   ------
  Provisions for losses:
       Reported for the period (GAAP)                      $1,516   $  640       #
       Securitization adjustments                             409      177       #
                                                           ------   ------
       Managed provisions for losses                       $1,925   $  817       #
                                                           ------   ------

# - Denotes a variance of more than 100%.

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), cardmember lending finance revenue, cardmember lending interest expense, and provisions for losses. On a managed basis, there is no securitization income, net as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                               Quarters Ended
                                                  June 30,
                                              ----------------    Percentage
                                               2008      2007      Inc/(Dec)
                                              ------    ------    ----------
Card billed business                          $100.0    $ 94.6         6%
Total cards-in-force (millions)                 44.2      42.1         5%
Basic cards-in-force (millions)                 33.0      31.2         6%
Average basic cardmember spending (dollars)   $3,047    $3,054         -

U.S. Consumer Travel:
    Travel sales (millions)                   $  884    $  815         8%
    Travel commissions and fees/sales            9.0%      8.0%

Total segment assets                          $ 83.5    $ 76.1        10%
Segment capital (millions) (A)                $4,850    $4,547         7%
Return on segment capital (B)                   25.0%     49.9%
Return on tangible segment capital (B)          26.1%     51.9%

Cardmember receivables:
  Total receivables                           $ 19.8    $ 19.8         -
  90 days past due as a % of total               4.1%      3.6%
  Net loss ratio as a % of charge volume        0.44%     0.30%

Cardmember lending - owned basis (C):
  Total loans                                 $ 37.9    $ 38.3        (1)%
  30 days past due loans as a % of total         4.1%      2.7%
  Average loans                               $ 38.0    $ 35.9         6%
  Net write-off rate                             7.1%      3.7%
  Net finance revenue(D)/average loans           8.3%      9.1%

Cardmember lending - managed basis (E):
  Total loans                                 $ 64.7    $ 58.6        10%
  30 days past due loans as a % of total         3.7%      2.6%
  Average loans                               $ 64.2    $ 56.3        14%
  Net write-off rate                             6.5%      3.7%
  Net finance revenue(D)/average loans           8.9%      9.0%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $175 million and $22 million for the quarter ended June 30, 2008, and $168 million and none for the quarter ended June 30, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements. Return on tangible segment capital excludes goodwill and other intangibles. The Company believes tangible segment capital is a more meaningful measure because it reflects the tangible segment capital deployed in the Company. Refer to page 37 for a reconciliation of segment capital to tangible segment capital.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                           Quarters Ended
                                                   --------------------------------------------------------------
                                                   June 30,   March 31,   December 31,   September 30,   June 30,
                                                     2008        2008         2007           2007          2007
                                                   --------   ---------   ------------   -------------   --------
Revenues
  Discount revenue, net card fees and other         $2,743      $2,605       $2,747         $2,632        $2,642
  Cardmember lending finance revenue                 1,086       1,206        1,304          1,224         1,179
  Securitization income, net                           227         444          326            392           332
                                                    ------      ------       ------         ------        ------
        Total revenues                               4,056       4,255        4,377          4,248         4,153
                                                    ------      ------       ------         ------        ------
  Interest expense
    Cardmember lending                                 305         345          440            402           363
    Charge card and other                              158         188          228            257           230
                                                    ------      ------       ------         ------        ------
Revenues net of interest expense                     3,593       3,722        3,709          3,589         3,560
                                                    ------      ------       ------         ------        ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                          1,240       1,144        1,739          1,191         1,266
  Human resources and other operating expenses         900         906          871            848           827
                                                    ------      ------       ------         ------        ------
        Total                                        2,140       2,050        2,610          2,039         2,093
                                                    ------      ------       ------         ------        ------
Provisions for losses                                1,516         881        1,139            638           640
                                                    ------      ------       ------         ------        ------
Pretax segment (loss) income                           (63)        791          (40)           912           827
Income tax (benefit) provision                         (84)        268          (47)           320           247
                                                    ------      ------       ------         ------        ------
Segment income                                      $   21      $  523       $    7         $  592        $  580
                                                    ======      ======       ======         ======        ======

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                                 Quarters Ended
                                                              ----------------------------------------------------------
                                                              June 30,  March 31,  December 31,  September 30,  June 30,
                                                                2008      2008        2007          2007          2007
                                                              --------  ---------  ------------  -------------  --------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
       Reported for the period (GAAP)                          $2,743    $2,605       $2,747         $2,632      $2,642
       Securitization adjustments                                  95        73           76             67          80
                                                               ------    ------       ------         ------      ------
       Managed discount revenue, net card fees and other       $2,838    $2,678       $2,823         $2,699      $2,722
                                                               ------    ------       ------         ------      ------
  Cardmember lending finance revenue:
       Reported for the period (GAAP)                          $1,086    $1,206       $1,304         $1,224      $1,179
       Securitization adjustments                                 824       903          828            821         724
                                                               ------    ------       ------         ------      ------
       Managed cardmember lending finance revenue              $1,910    $2,109       $2,132         $2,045      $1,903
                                                               ------    ------       ------         ------      ------
  Securitization income, net:
       Reported for the period (GAAP)                          $  227    $  444       $  326         $  392      $  332
       Securitization adjustments                                (227)     (444)        (326)          (392)       (332)
                                                               ------    ------       ------         ------      ------
       Managed securitization income, net                      $    -    $    -       $    -         $    -      $    -
                                                               ------    ------       ------         ------      ------
  Cardmember lending interest expense:
       Reported for the period (GAAP)                          $  305    $  345       $  440         $  402      $  363
       Securitization adjustments                                 184       220          287            302         274
                                                               ------    ------       ------         ------      ------
       Managed cardmember lending interest expense             $  489    $  565       $  727         $  704      $  637
                                                               ------    ------       ------         ------      ------
  Provisions for losses:
       Reported for the period (GAAP)                          $1,516    $  881       $1,139         $  638      $  640
       Securitization adjustments                                 409       387          263            226         177
                                                               ------    ------       ------         ------      ------
       Managed provisions for losses                           $1,925    $1,268       $1,402         $  864      $  817
                                                               ------    ------       ------         ------      ------

See page 20 for discussion of managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                    Quarters Ended
                                                 ----------------------------------------------------------
                                                 June 30,  March 31,  December 31,  September 30,  June 30,
                                                   2008      2008         2007          2007         2007
                                                 --------  ---------  ------------  -------------  --------
Card billed business                              $100.0    $ 92.1       $101.2        $ 94.2       $ 94.6
Total cards-in-force (millions)                     44.2      43.8         43.3          42.9         42.1
Basic cards-in-force (millions)                     33.0      32.7         32.3          31.8         31.2
Average basic cardmember spending (dollars)       $3,047    $2,838       $3,161        $2,986       $3,054

U.S. Consumer Travel:
    Travel sales                                  $  0.9    $  0.8       $  0.7        $  0.7       $  0.8
    Travel commissions and fees/sales                9.0%      7.7%         8.2%          8.5%         8.0%

Total segment assets                              $ 83.5    $ 81.9       $ 82.3        $ 79.0       $ 76.1
Segment capital (A)                               $  4.9    $  4.5       $  4.5        $  4.5       $  4.5
Return on segment capital (B)                       25.0%     37.9%        40.2%         50.5%        49.9%
Return on tangible segment capital (B)              26.1%     39.4%        41.8%         52.5%        51.9%

Cardmember receivables:
  Total receivables                               $ 19.8    $ 19.2       $ 21.4        $ 19.4       $ 19.8
  90 days past due as a % of total                   4.1%      4.6%         3.9%          3.9%         3.6%
  Net loss ratio as a % of charge volume            0.44%     0.35%        0.35%         0.34%        0.30%

Cardmember lending - owned basis (C):
  Total loans                                     $ 37.9    $ 38.1       $ 43.3        $ 40.0       $ 38.3
  30 days past due loans as a % of total             4.1%      4.1%         3.5%          3.1%         2.7%
  Average loans                                   $ 38.0    $ 39.6       $ 40.9        $ 38.6       $ 35.9
  Net write-off rate                                 7.1%      5.5%         4.3%          3.7%         3.7%
  Net finance revenue(D)/average loans               8.3%      8.7%         8.4%          8.5%         9.1%

Cardmember lending - managed basis (E):
  Total loans                                     $ 64.7    $ 63.7       $ 66.0        $ 61.5       $ 58.6
  30 days past due loans as a % of total             3.7%      3.7%         3.2%          2.9%         2.6%
  Average loans                                   $ 64.2    $ 64.6       $ 63.2        $ 60.0       $ 56.3
  Net write-off rate                                 6.5%      5.3%         4.3%          3.7%         3.7%
  Net finance revenue(D)/average loans               8.9%      9.6%         8.8%          8.9%         9.0%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $175 million and $22 million as of June 30, 2008, $175 million and $26 million as of March 31, 2008, $175 million and none as of December 31, 2007, and $168 million and none as of September 30, 2007 and June 30, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements. Return on tangible segment capital excludes goodwill and other intangibles. The Company believes tangible segment capital is a more meaningful measure because it reflects the tangible segment capital deployed in the Company. Refer to page 37 for a reconciliation of segment capital to tangible segment capital.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis"
     (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 20 for further discussion of the managed basis presentation.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                     Quarters Ended
                                                        June 30,
                                                     ---------------   Percentage
                                                      2008     2007     Inc/(Dec)
                                                     ------   ------   ----------
Revenues
  Discount revenue, net card fees and other          $1,043   $  900       16%
  Cardmember lending finance revenue                    433      333       30
                                                     ------   ------
        Total revenues                                1,476    1,233       20
                                                     ------   ------
  Interest expense
    Cardmember lending                                  158      120       32
    Charge card and other                                62       64       (3)
                                                     ------   ------
Revenues net of interest expense                      1,256    1,049       20
                                                     ------   ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                             404      293       38
  Human resources and other operating expenses          537      453       19
                                                     ------   ------
        Total                                           941      746       26
                                                     ------   ------
Provisions for losses                                   242      211       15
                                                     ------   ------
Pretax segment income                                    73       92      (21)
Income tax benefit                                      (42)     (25)      68
                                                     ------   ------
Segment income                                       $  115   $  117       (2)
                                                     ======   ======

# - Denotes variance of more than 100%.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                     Quarters Ended
                                                        June 30,
                                                     ---------------   Percentage
                                                      2008     2007     Inc/(Dec)
                                                     ------   ------   ----------
Card billed business                                 $ 28.3   $ 23.6       20%
Total cards-in-force (millions)                        16.3     15.7        4%
Basic cards-in-force (millions)                        11.5     11.2        3%
Average basic cardmember spending (dollars)          $2,476   $2,123       17%

International Consumer Travel:
  Travel sales (millions)                            $  369   $  279       32%
  Travel commissions and fees/sales                     8.1%     8.6%

Total segment assets                                 $ 22.7   $ 19.7       15%
Segment capital (millions) (A)                       $2,179   $1,892       15%
Return on segment capital (B)                          15.8%    22.8%
Return on tangible segment capital (B)                 21.5%    32.2%

Cardmember receivables:
  Total receivables                                  $  6.6   $  5.9       12%
  90 days past due as a % of total                      2.4%     2.0%
  Net loss ratio as a % of charge volume               0.22%    0.28%

Cardmember lending:
  Total loans                                        $ 11.8   $ 10.0       18%
  30 days past due loans as a % of total                3.1%     2.9%
  Average loans                                      $ 11.6   $  9.7       20%
  Net write-off rate                                    5.2%     6.0%
  Net finance revenue(C)/average loans                  9.5%     8.9%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $519 million and $25 million as of the quarter ended June 30, 2008, and $519 million and $19 million as of the quarter ended June 30, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements. Return on tangible segment capital excludes goodwill and other intangibles. The Company believes tangible segment capital is a more meaningful measure because it reflects the tangible segment capital deployed in the Company. Refer to page 37 for a reconciliation of segment capital to tangible segment capital.

(C) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                             Quarters Ended
                                                    --------------------------------------------------------------
                                                    June 30,   March 31,   December 31,   September 30,   June 30,
                                                      2008       2008          2007           2007          2007
                                                    --------   ---------   ------------   -------------   --------
Revenues
  Discount revenue, net card fees and other          $1,043     $  992        $1,022         $  953        $  900
  Cardmember lending finance revenue                    433        415           376            353           333
                                                     ------     ------        ------         ------        ------
        Total revenues                                1,476      1,407         1,398          1,306         1,233
                                                     ------     ------        ------         ------        ------
  Interest expense
    Cardmember lending                                  158        147           138            126           120
    Charge card and other                                62         65            71             66            64
                                                     ------     ------        ------         ------        ------
Revenues net of interest expense                      1,256      1,195         1,189          1,114         1,049
                                                     ------     ------        ------         ------        ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                             404        358           638            354           293
  Human resources and other operating expenses          537        491           512            453           453
                                                     ------     ------        ------         ------        ------
        Total                                           941        849         1,150            807           746
                                                     ------     ------        ------         ------        ------
Provisions for losses                                   242        229           220            197           211
                                                     ------     ------        ------         ------        ------
Pretax segment income (loss)                             73        117          (181)           110            92
Income tax benefit                                      (42)       (16)         (113)           (30)          (25)
                                                     ------     ------        ------         ------        ------
Segment income (loss)                                $  115     $  133        $  (68)        $  140        $  117
                                                     ======     ======        ======         ======        ======

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                         Quarters Ended
                                                 ----------------------------------------------------------------
                                                 June 30,   March 31,   December 31,   September 30,    June 30,
                                                   2008       2008          2007           2007           2007
                                                 --------   ---------   ------------   -------------   ----------
Card billed business                              $ 28.3     $ 26.1        $ 28.2         $ 24.7         $ 23.6
Total cards-in-force (millions)                     16.3       16.1          16.0           15.8           15.7
Basic cards-in-force (millions)                     11.5       11.4          11.3           11.2           11.2
Average basic cardmember spending (dollars)       $2,476     $2,309        $2,515         $2,209         $2,123

International Consumer Travel:
  Travel sales                                    $  0.4     $  0.3        $  0.3         $  0.3         $  0.3
  Travel commissions and fees/sales                  8.1%       8.4%          8.7%           8.8%           8.6%

Total segment assets                              $ 22.7     $ 21.3        $ 21.4         $ 20.8         $ 19.7
Segment capital (A)                               $  2.2     $  2.0        $  2.1         $  2.0         $  1.9
Return on segment capital (B)                       15.8%      16.4%         15.3%          24.4%          22.8%
Return on tangible segment capital (B)              21.5%      22.6%         21.4%          34.3%          32.2%

Cardmember receivables:
  Total receivables (C)                           $  6.6     $  6.3        $  6.6         $  6.1         $  5.9
  90 days past due as a % of total                   2.4%       2.2%          1.8%           1.8%           2.0%
  Net loss ratio as a % of charge volume            0.22%      0.21%         0.21%          0.26%          0.28%

Cardmember lending:
  Total loans (C)                                 $ 11.8     $ 11.4        $ 11.2         $ 10.5         $ 10.0
  30 days past due loans as a % of total             3.1%       3.0%          2.8%           2.7%           2.9%
  Average loans                                   $ 11.6     $ 11.2        $ 10.8         $ 10.2         $  9.7
  Net write-off rate                                 5.2%       5.1%          5.1%           5.5%           6.0%
  Net finance revenue(D)/average loans               9.5%       9.6%          8.7%           8.9%           8.9%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $519 million and $25 million as of June 30, 2008, $519 million and $16 million as of March 31, 2008, $519 million and $17 million as of December 31, 2007, $520 million and $19 million as of September 30, 2007, and $519 million and $19 million as of June 30, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements. Return on tangible segment capital excludes goodwill and other intangibles. The Company believes tangible segment capital is a more meaningful measure because it reflects the tangible segment capital deployed in the Company. Refer to page 37 for a reconciliation of segment capital to tangible segment capital.

(C) The March 31, 2008 balance reflect a reclassification of $393 million from cardmember receivables to cardmember lending for charge card products with lending features.

(D) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                    Quarters Ended
                                                       June 30,
                                                    ---------------   Percentage
                                                     2008     2007     Inc/(Dec)
                                                    ------   ------   ----------
Revenues
  Discount revenue, net card fees and other         $1,425   $1,210       18%
                                                    ------   ------
  Interest expense
    Charge card and other                              117      127       (8)
                                                    ------   ------
Revenues net of interest expense                     1,308    1,083       21
                                                    ------   ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                             99       83       19
  Human resources and other operating expenses         843      746       13
                                                    ------   ------
        Total                                          942      829       14
                                                    ------   ------
Provisions for losses                                   40       36       11
                                                    ------   ------
Pretax segment income                                  326      218       50
Income tax provision                                    99       56       77
                                                    ------   ------
Segment income                                      $  227   $  162       40
                                                    ======   ======

# - Denotes variance of more than 100%.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                              Quarters Ended
                                                 June 30,
                                              --------------  Percentage
                                               2008    2007    Inc/(Dec)
                                              ------  ------  ----------
Card billed business                          $ 35.4  $ 31.0      14%
Total cards-in-force (millions)                  7.0     6.8       3%
Basic cards-in-force (millions)                  7.0     6.8       3%
Average basic cardmember spending (dollars)   $5,083  $4,583      11%

Global Corporate Travel:
  Travel sales                                $  6.2  $  5.3      17%
  Travel commissions and fees/sales              7.5%    7.5%

Total segment assets                          $ 25.8  $ 21.7      19%
Segment capital (millions) (A)                $3,280  $2,085      57%
Return on segment capital (B)                   23.6%   25.3%
Return on tangible segment capital (B)          46.7%   42.2%

Cardmember receivables:
  Total receivables                           $ 13.4  $ 12.2      10%
  90 days past due as a % of total               1.6%    1.6%
  Net loss ratio as a % of charge volume        0.10%   0.10%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $1.6 billion and $345 million as of the quarter ended June 30, 2008, and $745 million and $120 million as of the quarter ended June 30, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements. Return on tangible segment capital excludes goodwill and other intangibles. The Company believes tangible segment capital is a more meaningful measure because it reflects the tangible segment capital deployed in the Company. Refer to page 37 for a reconciliation of segment capital to tangible segment capital.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                  Quarters Ended
                                                          ----------------------------------------------------------------
                                                           June 30,   March 31,   December 31,   September 30,    June 30,
                                                             2008       2008          2007           2007           2007
                                                          ---------   ---------   ------------   -------------   ---------
Revenues
  Discount revenue, net card fees and other                $ 1,425     $ 1,250      $ 1,259         $ 1,180       $ 1,210
                                                           -------     -------      -------         -------       -------
  Interest expense
    Charge card and other                                      117         106          131             116           127
                                                           -------     -------      -------         -------       -------
Revenues net of interest expense                             1,308       1,144        1,128           1,064         1,083
                                                           -------     -------      -------         -------       -------
Expenses
  Marketing, promotion, rewards and cardmember services         99          86          135              86            83
  Human resources and other operating expenses                 843         778          794             749           746
                                                           -------     -------      -------         -------       -------
    Total                                                      942         864          929             835           829
                                                           -------     -------      -------         -------       -------
Provisions for losses                                           40          62           55              42            36
                                                           -------     -------      -------         -------       -------
Pretax segment income                                          326         218          144             187           218
Income tax provision                                            99          67           34              52            56
                                                           -------     -------      -------         -------       -------
Segment income                                             $   227     $   151      $   110         $   135       $   162
                                                           =======     =======      =======         =======       =======

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                      Quarters Ended
                                                ---------------------------------------------------------------
                                                June 30,    March 31,   December 31,   September 30,    June 30,
                                                  2008        2008          2007           2007           2007
                                                --------    ---------   ------------   -------------   ---------
Card billed business                            $  35.4      $  32.8      $  32.2         $  29.9       $  31.0
Total cards-in-force (millions)                     7.0          6.9          6.8             6.8           6.8
Basic cards-in-force (millions)                     7.0          6.9          6.8             6.8           6.8
Average basic cardmember spending (dollars)     $ 5,083      $ 4,770      $ 4,695         $ 4,389       $ 4,583

Global Corporate Travel:
  Travel sales                                  $   6.2      $   5.4      $   5.5         $   4.9       $   5.3
  Travel commissions and fees/sales                 7.5%         7.4%         7.8%            8.0%          7.5%

Total segment assets                            $  25.8      $  28.4      $  21.1         $  21.8       $  21.7
Segment capital (A)                             $   3.3      $   3.4      $   2.2         $   2.2       $   2.1
Return on segment capital (B)                      23.6%        23.2%        25.3%           26.2%         25.3%
Return on tangible segment capital (B)             46.7%        42.4%        43.3%           44.3%         42.2%

Cardmember receivables:
  Total receivables                             $  13.4      $  12.8      $  11.4         $  12.5       $  12.2
  90 days past due as a % of total                  1.6%         1.7%         2.1%            1.6%          1.6%
  Net loss ratio as a % of charge volume           0.10%        0.12%        0.12%           0.11%         0.10%

(A) Segment capital includes an allocation attributable to goodwill and other intangibles of $1.6 billion and $345 million as of June 30, 2008, $1.6 billion and $344 million as of March 31, 2008, $771 million and $139 million as of December 31, 2007, $767 million and $129 million as of September 30, 2007, and $745 million and $120 million as of June 30, 2007, respectively.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements. Return on tangible segment capital excludes goodwill and other intangibles. The Company believes tangible segment capital is a more meaningful measure because it reflects the tangible segment capital deployed in the Company. Refer to page 37 for a reconciliation of segment capital to tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                 Quarters Ended
                                                    June 30,
                                                 ---------------   Percentage
                                                   2008     2007    Inc/(Dec)
                                                 -------   -----   ----------
Revenues
  Discount revenue, fees and other               $ 1,026   $ 887       16%
                                                 -------   -----
  Interest expense
     Cardmember lending                              (25)    (31)     (19)
     Other                                           (32)    (48)     (33)
                                                 -------   -----
Revenues net of interest expense                   1,083     966       12
                                                 -------   -----
Expenses
  Marketing and promotion                            149     150       (1)
  Human resources and other operating expenses       422     389        8
                                                 -------   -----
        Total                                        571     539        6
                                                 -------   -----
Provisions for losses                                 57       9        #
                                                 -------   -----
Pretax segment income                                455     418        9
Income tax provision                                 156     152        3
                                                 -------   -----
Segment income                                   $   299   $ 266       12
                                                 =======   =====

# - Denotes a variance of more than 100%.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                             Quarters Ended
                                                June 30,
                                             ---------------    Percentage
                                              2008     2007      Inc/(Dec)
                                             ------   ------   ------------
Global Card billed business (A)              $180.9   $161.1        12%

Global Network & Merchant Services:
  Total segment assets                       $  7.2   $  4.3        67%
  Segment capital (millions) (B)             $1,378   $1,071        29%
  Return on segment capital (C)                88.1%    78.0%
  Return on tangible segment capital (C)       90.7%    81.2%

Global Network Services:
  Card billed business                       $ 17.5   $ 12.3        42%
  Total cards-in-force (millions)              22.6     17.6        28%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital includes an allocation attributable to goodwill and other intangibles of $28 million and $11 million as of the quarter ended June 30, 2008, and $27 million and $5 million as of the quarter ended June 30, 2007, respectively.

(C) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements. Return on tangible segment capital excludes goodwill and other intangibles. The Company believes tangible segment capital is a more meaningful measure because it reflects the tangible segment capital deployed in the Company. Refer to page 37 for a reconciliation of segment capital to tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                         Quarters Ended
                                                 --------------------------------------------------------------
                                                 June 30,   March 31,   December 31,   September 30,   June 30,
                                                   2008       2008          2007            2007         2007
                                                 --------   ---------   ------------   -------------   --------
Revenues
   Discount revenue, fees and other               $1,026     $  942        $  961           $902         $887
                                                  ------     ------        ------           ----         ----
   Interest expense
      Cardmember lending                             (25)       (26)          (34)           (33)         (31)
      Other                                          (32)       (35)          (46)           (45)         (48)
                                                  ------     ------        ------           ----         ----
Revenues net of interest expense                   1,083      1,003         1,041            980          966
                                                  ------     ------        ------           ----         ----
Expenses
   Marketing and promotion                           149        136           165            151          150
   Human resources and other operating expenses      422        495           466            417          389
                                                  ------     ------        ------           ----         ----
         Total                                       571        631           631            568          539
                                                  ------     ------        ------           ----         ----
Provisions for losses                                 57         37            31             23            9
                                                  ------     ------        ------           ----         ----
Pretax segment income                                455        335           379            389          418
Income tax provision                                 156        112           125            123          152
                                                  ------     ------        ------           ----         ----
Segment income                                    $  299     $  223        $  254           $266         $266
                                                  ======     ======        ======           ====         ====

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                   Quarters Ended
                                           --------------------------------------------------------------
                                           June 30,   March 31,   December 31,   September 30,   June 30,
                                             2008       2008         2007            2007          2007
                                           --------   ---------   ------------   -------------   --------
Global Card billed business (A)             $180.9      $166.4       $177.5          $162.5       $161.1

Global Network & Merchant Services:
   Total segment assets                     $  7.2      $  6.8       $  6.5          $  4.6       $  4.3
   Segment capital (B)                      $  1.4      $  1.2       $  1.2          $  1.1       $  1.1
   Return on segment capital (C)              88.1%       91.3%        90.7%           84.7%        78.0%
   Return on tangible segment capital (C)     90.7%       94.2%        93.4%           87.5%        81.2%

Global Network Services:
   Card billed business                     $ 17.5      $ 15.7       $ 16.0          $ 14.1       $ 12.3
   Total cards-in-force (millions)            22.6        21.2         20.3            19.2         17.6

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital includes an allocation attributable to goodwill and other intangibles of $28 million and $11 million as of June 30, 2008, $27 million and $10 million as of March 31, 2008, $27 million and $4 million as of December 31, 2007, $27 million and $5 million as of September 30, 2007, and $27 million and $5 million as of June 30, 2007, respectively.

(C) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements. Return on tangible segment capital excludes goodwill and other intangibles. The Company believes tangible segment capital is a more meaningful measure because it reflects the tangible segment capital deployed in the Company. Refer to page 37 for a reconciliation of segment capital to tangible segment capital.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
  RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE SHAREHOLDERS' EQUITY AND
                  SEGMENT CAPITAL TO TANGIBLE SEGMENT CAPITAL

(Millions)

                                                          Quarters Ended
                                    --------------------------------------------------------------
                                    June 30,   March 31,   December 31,   September 30,   June 30,
                                     2008        2008         2007            2007         2007
                                    --------   ---------   ------------   -------------   --------
CONSOLIDATED
  Shareholders' equity              $12,269     $11,511       $11,029        $10,898      $10,635
  Goodwill                            2,313       2,315         1,508          1,504        1,475
  Intangibles                           447         441           204            153          144
                                    -------     -------       -------        -------      -------
    Tangible shareholders' equity   $ 9,509     $ 8,755       $ 9,317        $ 9,241      $ 9,016
                                    -------     -------       -------        -------      -------
USCS
  Segment capital                   $ 4,850     $ 4,517       $ 4,454        $ 4,468      $ 4,547
  Goodwill                              175         175           175            168          168
  Intangibles                            22          26             -              -            -
                                    -------     -------       -------        -------      -------
    Tangible segment capital        $ 4,653     $ 4,316       $ 4,279        $ 4,300      $ 4,379
                                    -------     -------       -------        -------      -------
ICS
  Segment capital                   $ 2,179     $ 2,041       $ 2,062        $ 1,983      $ 1,892
  Goodwill                              519         519           519            520          519
  Intangibles                            25          16            17             19           19
                                    -------     -------       -------        -------      -------
    Tangible segment capital        $ 1,635     $ 1,506       $ 1,526        $ 1,444      $ 1,354
                                    -------     -------       -------        -------      -------
GCS
  Segment capital                   $ 3,280     $ 3,352       $ 2,239        $ 2,230      $ 2,085
  Goodwill                            1,576       1,578           771            767          745
  Intangibles                           345         344           139            129          120
                                    -------     -------       -------        -------      -------
    Tangible segment capital        $ 1,359     $ 1,430       $ 1,329        $ 1,334      $ 1,220
                                    -------     -------       -------        -------      -------
GNMS
  Segment capital                   $ 1,378     $ 1,167       $ 1,170        $ 1,125      $ 1,071
  Goodwill                               28          27            27             27           27
  Intangibles                            11          10             4              5            5
                                    -------     -------       -------        -------      -------
    Tangible segment capital        $ 1,339     $ 1,130       $ 1,139        $ 1,093      $ 1,039
                                    -------     -------       -------        -------      -------

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